MERRILL LYNCH
INTERNATIONAL
EQUITY FUND






FUND LOGO







Semi-Annual Report

November 30, 1995


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this re-port should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Statements and other information herein are dated and are subject to change.

Merrill Lynch
International
Equity Fund
Box 9011
Princeton, NJ
08543-9011









MERRILL LYNCH INTERNATIONAL EQUITY FUND


International
Stock Market
Performance


Bar Graph Depicting Total Return in US Dollars* of the Fund's
Top Ten Country Positions For the Three-Month Period Ended
November 30, 1995


Finland              -13.2%
Italy                -11.5%
Japan                + 0.7%
Australia            + 1.1%
Germany              + 1.8%
United Kingdom       + 4.2%
Ireland              + 5.4%
Hong Kong            + 6.1%
Netherlands          + 7.2%
Sweden               +13.1%

Source: Financial Times/S&P--Actuaries Index.

[FN]
*For the three-month period ended November 30, 1995, total investment return in US dollars for the Financial
 Times/S&P--Actuaries World (Ex-US) Index was +2.04%.




DEAR SHAREHOLDER

International equity markets recovered
sharply in the latter half of the quar-
ter ended November 30, 1995, after
being generally weak in September
and early October. The rally in some
emerging markets was sparked by a
continued decline in US bond yields,
which improved investor sentiment in
emerging debt markets. The Japanese
equity market also continued to
recover. Japanese share prices and
trading volume rose in response to
earlier monetary easing, currency
weakness and positive profits
announcements. European markets,
although generally rising, underper-
formed Japan in local currency terms,
as expectations concerning European
profits growth faltered.

For the quarter ended November 30,
1995, total returns for the Fund's Class
A, Class B, Class C and Class D Shares
were -0.64%, -0.93%, -0.94% and
-0.74%, respectively. (Results shown
do not reflect sales charges and would
be lower if sales charges were included.
Complete performance information,
including average annual and aggre-
gate total returns, can be found on
pages 4--6 of this report to share-
holders.) The Fund underperformed
the unmanaged Financial Times/
S&P--Actuaries World (Ex-US) Index
benchmark, which rose by 2.04% during
the quarter ended November 30, 1995.
The Fund's Japanese equity stance
and currency hedging added value rel-
ative to the unmanaged benchmark.
However, underperformance in Euro-
pean, Japanese and emerging markets
equity selection against local bench-
marks more than offset the Fund's
asset allocation gains.

Over the six months ended November
30, 1995, Merrill Lynch International
Equity Fund's Class A, Class B,
Class C and Class D Shares returned
+5.27%, +4.71%, +4.75% and +5.06%,
respectively, compared with the un-
managed benchmark return of +2.66%.
During the six-month period ended
November 30, 1995, most of the
volatility in returns relative to the
benchmark stemmed from emerging
markets, especially those in Asia, as
well as European and Japanese stock
selection. We retained a number of
key strategies that we believe offer
value opportunities over the medium
term. For example, in Europe, the
Fund's portfolio is biased toward the
forestry, industrial and capital goods
sectors, where we believe valuations
are attractive. In Japan, we remain
concentrated in non-life insurers
and electronic and electrical
manufacturers.

Portfolio Matters
During the quarter ended November
30, 1995, our investment strategy
evolved as we increased equity expo-
sure, particularly in emerging and
Pacific Basin markets. The outperfor-
mance of Japanese equities led us to
take profits on some of our positions
including investments in electronic
companies such as Rohm Co., Ltd.
and Canon Inc. At November 30, 1995,
the Fund's effective exposure in
Japanese equities was 42%, against
the unmanaged benchmark weight
of 41.7%.

Additionally, we reduced the Fund's
effective exposure to UK equities
through the sales of holdings in com-
panies such as Rolls Royce PLC, The
Rank Organisation PLC, British Tele-
communications PLC and BAT Indus-
tries PLC and through sales of FTSE
100 futures. The Fund's UK equity
weighting fell from 9.7% of net assets
to 4.1% at the end of the November
quarter. We also pared back the Fund's
Korean equity exposure by selling
Pohang Iron & Steel Company, Ltd.

The Fund's purchasing activity was
concentrated in two major strategies.
First, we bought a range of emerging
market equities, mainly in Latin
America, South Africa and Malaysia.
Additionally, we added to the Fund's
Hong Kong weighting with purchases
of Hang Seng equity futures, reflect-
ing our anticipation that the Hong
Kong market would rally along with
the US equity market.

Economic and Investment
Environment
During the three months ended
November 30, 1995, the US Treasury
ten-year benchmark bond yield
declined by approximately 40 basis
points (0.40%) to a redemption yield of
5.8%. Although the Federal Reserve
Board left the Federal Funds rate
unchanged for the November period,
investor expectations shifted to antici-pate further cuts in official interest rates, as it did on December 19, 1995, and may do again in the first quarter of 1996. This positive view in US inter-est rate expectations reflected gen-erally weak US economic data and relatively stable inflation indicators.

Elsewhere, the Bundesbank continued
to gradually lower interest rates, al-
though investor expectations for a
further cut in the discount or Lom-
bard interest rates were not met. In
Continental Europe interest rates gen-
erally fell, reflecting the combined
influence of stronger exchange rates
relative to the Deutschemark, and
weakening economic activity.

In Japan, the Bank of Japan lowered
the official discount rate from 1.25%
to 0.75%. More importantly, the Bank
of Japan has consistently injected
surplus liquidity, leaving overnight
interest rates around 0.5%. This
liquidity injection has supported a
sharp recovery in M-1 money supply
growth and bank profits. Additionally,
growth expectations for Japanese gross
domestic product were revised upward
for the first time in this business cycle.
Consistent with that upward revision
for expected economic activity, Japan-
ese companies generally reported
stronger-than-expected profits growth.

Significant underperformance of
equity markets in Malaysia, Thailand,
Argentina, Chile and Brazil from Sep-
tember to early November led us to
increase the Fund's exposure in those
markets. We became more confident
of a renewed interest on the part of
global investors in emerging markets.
Additionally, appropriate monetary
policy tightening programs are in place
in Malaysia, Thailand and Chile.
Finally, investor confidence in the
policy framework in Argentina and
Brazil continued to improve.

In Conclusion
We envisage a period of significant
outperformance in Pacific Basin and
emerging equity markets relative to
Europe. Additionally, we anticipate
that after a year of underperformance,
international equities, in general, may
outperform US equities. Our invest-
ment strategy favors a relatively fully
invested stance, with overweight posi-
tions in the Pacific Basin, emerging
markets and peripheral European
countries. We continued to reduce the
Fund's currency hedging strategies
back into US dollars, although in part
this reflects our increased exposure
to US dollar-linked markets.

We believe that the recent strong rally
in US bond yields may be overdone.
As a result, if US economic activity
regains momentum, there is a signifi-
cant chance of disappointment in many
equity markets. Therefore, we are
closely monitoring developments in
the US economy and, at some stage in
1996, we may become more defensive
in our investment strategy.

We thank you for your continued inter-
est in Merrill Lynch International
Equity Fund, and we look forward to
presenting our investment results and
analysis in our upcoming quarterly
shareholder letter.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President






(Andrew Bascand)
Andrew Bascand
Senior Portfolio Manager/
Asset Allocator

(Adrian Holmes)
Adrian Holmes
Co-Portfolio Manager
European Investments






(Grace Pineda)
Grace Pineda
Co-Portfolio Manager
Emerging Markets Investments





(Stephen I. Silverman)
Stephen I. Silverman
Co-Portfolio Manager
Pacific Basin Investments


January 4, 1996




PERFORMANCE DATA

About Fund
Performance

Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM
System, which offers four pricing alternatives:

*Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder on October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, were simultaneously exchanged for Class A Shares.

*Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addi-tion, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares auto-matically convert to Class D Shares after 8 years.

*Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

*Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

Performance data for all of the Fund's shares are presented in the "Recent Performance Results" and "Performance Summary" table on pages 4, 5 and 6. Data for Fund's Class B and Class D Shares are presented in the "Average Annual Total Return" tables on page 5. Data for Class A and Class C Shares are also presented in the "Aggregate Total Returns" table on page 5.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for all of the Fund's shares for the 12-month and 3-month periods ended November
30, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a repre-sentation of future performance. Investment return and princi-pal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent
Performance
Results
                                                                                                         12 Month       3 Month
                                                                  11/30/95     8/31/95     11/30/94      % Change       % Change
ML International Equity Fund Class A Shares*                       $10.79      $10.86       $11.25       -3.25%(1)       -0.64%
ML International Equity Fund Class B Shares*                        10.67       10.77        11.14       -3.38(1)        -0.93
ML International Equity Fund Class C Shares*                        10.58       10.68        11.14       -4.18(1)        -0.94
ML International Equity Fund Class D Shares*                        10.79       10.87        11.25       -3.25(1)        -0.74
ML International Equity Fund Class A Shares--Total Return*                                               +2.32(2)        -0.64
ML International Equity Fund Class B Shares--Total Return*                                               +1.17(3)        -0.93
ML International Equity Fund Class C Shares--Total Return*                                               +1.23(4)        -0.94
ML International Equity Fund Class D Shares--Total Return*                                               +1.99(5)        -0.74
Financial Times/S&P--Actuaries World (Ex-US) Index**--Total Return                                       +6.80           +2.04

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **An unmanaged capitalization-weighted index comprised of over 1,800 companies in 24 countries, excluding the United States.
(1)Percent change includes reinvestment of $0.091 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.599 per share ordinary income dividends and $0.091 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.490 per share ordinary income dividends and $0.091 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.582 per share ordinary income dividends and $0.091 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.566 per share ordinary income dividends and $0.091 per share capital gains distributions.



Aggregate
Total Return
                                        % Return Without      % Return With
                                           Sales Charge        Sales Charge**

Class A Shares*

Inception (10/21/94) through 9/30/95           -0.41%             -5.64%


[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                             % Return            % Return
                                            Without CDSC        With CDSC**

Class C Shares*

Inception (10/21/94) through 9/30/95           -1.39%             -2.32%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

Average Annual
Total Return
                                             % Return            % Return
                                            Without CDSC        With CDSC**

Class B Shares*

Year Ended 9/30/95                             -0.60%             -4.38%
Inception (7/30/93) through 9/30/95            +6.48              +5.62


[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return Without     % Return With
                                           Sales Charge        Sales Charge**

Class D Shares*

Year Ended 9/30/95                             +0.22%             -5.04%
Inception (7/30/93) through 9/30/95            +7.31              +4.68

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




Performance
Summary--
Class A Shares
                              Net Asset Value                     Capital Gains
Period Covered           Beginning           Ending                Distributed                     Dividends Paid*       % Change**
10/21/94--12/31/94        $11.73             $10.53                  $0.091                             $0.599            -4.23
1/1/95--11/30/95           10.53              10.79                    --                                 --              +2.47
                                                                     ------                             ------
                                                               Total $0.091                       Total $0.599

                                                                                  Cumulative total return as of 11/30/95: -1.87%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.



PEROFORMANCE DATA (concluded)




Performance
Summary--
Class B Shares
                              Net Asset Value                     Capital Gains
Period Covered           Beginning           Ending                Distributed                     Dividends Paid*       % Change**
7/30/93--12/31/93         $10.00             $11.18                    --                                 --              +11.80%
1994                       11.18              10.52                  $0.091                             $0.490            - 0.61
1/1/95--11/30/95           10.52              10.67                    --                                 --              + 1.43
                                                                     ------                             ------
                                                               Total $0.091                       Total $0.490

                                                                                  Cumulative total return as of 11/30/95: +12.70%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class C Shares
                              Net Asset Value                     Capital Gains
Period Covered           Beginning           Ending                Distributed                     Dividends Paid*       % Change**
10/21/94--12/31/94        $11.62             $10.43                  $0.091                             $0.582            -4.33%
1/1/95--11/30/95           10.43              10.58                    --                                 --              +1.44
                                                                     ------                             ------
                                                               Total $0.091                       Total $0.582

                                                                                  Cumulative total return as of 11/30/95: -2.95%**


 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class D Shares***
                              Net Asset Value                     Capital Gains
Period Covered           Beginning           Ending                Distributed                     Dividends Paid*       % Change**
7/30/93--12/31/93         $10.00             $11.21                    --                                 --              +12.10%
1994                       11.21              10.56                  $0.091                             $0.566            + 0.18
1/1/95--11/30/95           10.56              10.79                    --                                 --              + 2.18
                                                                     ------                             ------
                                                               Total $0.091                       Total $0.566

                                                                                   Cumulative total return as of 11/30/95:+14.74%**


  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.
***As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.

EQUITY PORTFOLIO CHANGES

For the Quarter Ended November 30, 1995

Additions

 Alcatel Alsthom Cie Generale d'Electricite S.A.
 Assurances Generales de France S.A. (AGF)
 Banco Frances del Rio de la Plata S.A. (ADR)
*Canadian National Rail Co.
 Compagnie Financiere de Paribas
 Compagnie Financiere de Suez (Ordinary)
 Compania de Telefonos de Chile S.A. (ADR)
 Enersis S.A. (ADR)
 General Electric Co. PLC (Ordinary)
 Housing Development Finance Corp., Ltd.
*Indian Tobacco Co.
 Lane Walker Rudkin Industries, Ltd.
 Lloyds Bank PLC
 Malayan Banking BHD
 NEC Corporation
 Nedcor Ltd. (GDR)
 Nedcor Ltd. (Warrants)
 P.T. Hanjaya Mandala Sampoerna
 P.T. Tambag Timah (GDR)
 P.T. Telekomunikasi Indonesia
 Phatra Thanakit Public Co., Ltd. 'Foreign'
 Reliance Industries Ltd.
 Resorts World BHD
 Telecom Argentina Stet-France
   Telecom S.A. (GDS)
 Telecom Corporation of New Zealand
 Telefonica de Argentina S.A. (Class B) (ADR)
 Telekom Malaysia BHD
 Thai Farmers Bank Co., Ltd. 'Foreign'
 Unitas Bank Ltd. (Class A)
 Wrightson Ltd.

Deletions

 Allied Irish Banks PLC (Ordinary)
 BASF AG (Ordinary)
 BAT Industries PLC
 BET PLC
 The BICC Group PLC
 Banco Bradesco S.A. PN (Preferred)
 Benpres Holdings Corp.
 British Sky Broadcasting Group PLC
 British Telecommunications PLC (Ordinary)
 C.A. La Electricidad de Caracas
   S.A.I.C.A.-S.A.C.A.
 CS Holding AG (Registered)
*Canadian National Rail Co.
 Celsius Industrier AB
 Coca-Cola Amatil, Ltd. (New Shares)
 Companhia Vale do Rio Doce S.A. (Preferred)
 Etba Leasing S.A. (Ordinary)
 Generale de Banque S.A. (Ordinary)
 Hong Kong Telecommunications, Ltd.
*Indian Tobacco Co.
 Koninklijke KNP (Warrants)
 Mavesa S.A. (ADR)
 NYNEX CableComms Group PLC
 Nedcor Ltd.
 Pohang Iron & Steel Company, Ltd.
 The Rank Organisation PLC (Ordinary)
 Rolls Royce PLC (Ordinary)
 Saga Petroleum A.S. (Class A)
 Siemens AG
 Sumitomo Electric Industries, Ltd.
 Tesco PLC (Ordinary)
 Ugine S.A.
 Unilever Capital Corp.
 Unitas Bank Ltd.
 Vendome Luxury Group (Units)
 Verbund Oesterreichische Elektrizitats AG
 Volkswagen AG

[FN]
*Added and deleted in the same quarter.


SCHEDULE OF INVESTMENTS                                                                                             (in US dollars)
                                      Shares                                                                  Value      Percent of
AFRICA     Industries                  Held                   Investments                       Cost        (Note 1a)    Net Assets
South      Banking                    523,160    Nedcor Ltd. (GDR) (d) (g)                $    5,570,789 $    8,108,980        0.7%
Africa                                130,790    Nedcor Ltd. (Warrants) (b) (g)                  314,761        613,405        0.0
                                                                                          -------------- --------------      ------
                                                                                               5,885,550      8,722,385        0.7

           Diversified                669,460    Malbak Ltd. (GDR) (d)                         3,856,093      4,284,544        0.4

           Mining                     148,755    Beatrix Mines Ltd.                            1,316,860      1,318,750        0.1
                                       22,000    Driefontein Consolidated Ltd. (e)               335,320        235,543        0.0
                                      159,000    Driefontein Consolidated Ltd. (ADR) (a)       2,395,717      1,669,500        0.1
                                      263,000    Kinross Mines Ltd.                            2,711,745      2,313,625        0.2
                                      226,000    Vaal Reefs Exploration & Mining Company,
                                                 Ltd. (ADR) (a)                                1,685,591      1,440,750        0.1
                                       55,000    Western Areas Gold Mining Company, Ltd.         854,806        888,912        0.1
                                      117,920    Western Areas Gold Mining Company, Ltd.
                                                 (ADR) (a)                                     1,920,749      1,880,824        0.2
                                                                                          -------------- --------------      ------
                                                                                              11,220,788      9,747,904        0.8

                                                 Total Investments in South Africa            20,962,431     22,754,833        1.9


Zimbabwe   Beverages                1,591,000    Delta Corporation Ltd. (e)                    2,530,373      2,578,606        0.2

                                                 Total Investments in Zimbabwe                 2,530,373      2,578,606        0.2


                                                 Total Investments in Africa                  23,492,804     25,333,439        2.1


EUROPE


Austria    Engineering &                7,300    V.A. Technologie AG                             798,071        842,280        0.1
           Construction

                                                 Total Investments in Austria                    798,071        842,280        0.1



Finland    Banking                  2,754,000    Kansallis-Osake-Pankki (e)                    4,133,835      2,307,392        0.2
                                      485,500    Unitas Bank Ltd. (Class A) (e)                1,187,706      1,209,004        0.1
                                                                                          -------------- --------------      ------
                                                                                               5,321,541      3,516,396        0.3

           Diversified                235,000    Outokumpu OY                                  3,395,069      3,888,592        0.3

           Forest Products            175,400    Kymmene OY                                    4,977,312      4,776,066        0.4

           Machinery                   73,100    Rauma OY (e)                                  1,317,437      1,514,127        0.1

           Paper & Forest             628,100    Enso-Gutzeit OY                               4,574,740      4,531,535        0.4
           Products                   123,000    Metsa Serla OY (Class B)                      4,764,160      4,150,763        0.4
                                      269,600    Repola OY S  (g)                              4,412,103      5,251,704        0.4
                                                                                          -------------- --------------      ------
                                                                                              13,751,003     13,934,002        1.2

                                                 Total Investments in Finland                 28,762,362     27,629,183        2.3

France     Automobiles                 52,350    Peugeot S.A.                                  7,547,721      6,775,373        0.6

           Banking                     69,200    Compagnie Financiere de Paribas               3,508,929      3,847,684        0.3
                                       94,500    Compagnie Financiere de Suez
                                                 (Ordinary) (e)                                3,718,127      3,547,827        0.3
                                       28,450    Societe Generale de Surveillance S.A.
                                                 (Class A) (Ordinary) (e)                      3,018,733      3,328,186        0.3
                                                                                          -------------- --------------      ------
                                                                                              10,245,789     10,723,697        0.9

           Building &                  29,000    Compagnie de Saint-Gobain S.A.                3,470,085      3,351,794        0.3
           Construction

           Communication               37,100    Alcatel Alsthom Cie Generale
           Equipment                             d'Electricite S.A.                            3,574,282      3,095,389        0.2

           Insurance                  117,068    Assurances Generales de France S.A.
                                                 (AGF) (e)                                     2,985,825      3,770,249        0.3

           Multi-Industry              15,017    EuraFrance S.A.                               4,887,173      4,968,905        0.4

           Oil & Related               51,825    Societe Nationale Elf Aquitane                3,582,356      3,635,529        0.3

           Steel                      190,800    Usinor Sacilor S.A. (e)                       3,452,007      2,752,733        0.2

                                                 Total Investments in France                  39,745,238     39,073,669        3.2



Germany    Chemicals                   15,800    Bayer AG (Ordinary) (e)                       3,005,961      4,109,442        0.4

           Machinery &                 77,450    Kloeckner Werke AG (e)                        3,951,498      2,944,256        0.2
           Equipment                   18,200    Mannesmann AG                                 4,519,528      5,858,266        0.5
                                                                                          -------------- --------------      ------
                                                                                               8,471,026      8,802,522        0.7

           Utilities                   14,000    Vereinigte Elektrizitaets & Bergwerks
                                                 AG (Veba) (Warrants) (b)                        602,720        880,564        0.1

                                                 Total Investments in Germany                 12,079,707     13,792,528        1.2



Greece     Banking                     59,180    Ergo Bank S.A. (Registered)                   2,619,453      2,295,765        0.2

           Food & Grocery             137,292    Hellenic Bottling Co. S.A.                    2,763,631      4,010,337        0.3
           Products

                                                 Total Investments in Greece                   5,383,084      6,306,102        0.5

Hungary    Foods                       10,000    Pick Szeged Reszvenytarsasag (GDR)
                                                 (d) (g)                                         627,990        430,000        0.0
                                        5,500    Pick Szeged Reszvenytarsasag (Ordinary)         269,061        240,128        0.0
                                                                                          -------------- --------------      ------
                                                                                                 897,051        670,128        0.0

           Telecommunications           4,000    Magyar Tarkozlesi Reszvenytarsasag
                                                 (Ordinary) (e)                                  851,768        634,780        0.1

                                                 Total Investments in Hungary                  1,748,819      1,304,908        0.1


Ireland    Building &                 633,300    CRH PLC (Ordinary)                            3,857,467      4,442,539        0.4
           Construction

           Closed-End Funds           900,000    First Ireland Investment Co.                  1,281,789      1,687,266        0.1

           Insurance                1,217,000    Irish Life PLC                                4,006,737      4,665,555        0.4

           Packaging &              2,182,375    Jefferson Smurfit Group PLC (Ordinary)        6,550,090      5,327,151        0.4
           Containers

                                                 Total Investments in Ireland                 15,696,083     16,122,511        1.3


Italy      Automobiles              1,180,000    Fiat S.p.A. (Ordinary)                        3,540,591      3,562,793        0.3

           Building &                 671,350    Fochi Filippo S.p.A. (e)                      2,130,531        167,869        0.0
           Construction

           Diversified              8,003,400    Compagnie Industrial Riunite S.p.A.
                                                 (CIR) (e)                                     7,348,440      4,747,907        0.4

           Insurance                  275,000    Assicurazioni Generali S.p.A. (e)             6,963,833      6,266,019        0.5

           Multi-Industry           8,950,000    Montedison S.p.A. (e)                         6,982,245      5,550,041        0.5

           Utilities-               2,732,800    STET, Di Risp (Non-Convertible)               6,506,277      5,372,667        0.4
           Communications

                                                 Total Investments in Italy                   33,471,917     25,667,296        2.1

SCHEDULE OF INVESTMENTS (continued)                                                                                 (in US dollars)
EUROPE
(con-                                 Shares                                                                  Value      Percent of
cluded)    Industries                  Held                   Investments                       Cost        (Note 1a)    Net Assets
Nether-    Banking                     90,100    ABN AMRO Bank (Ordinary)                 $    3,018,860 $    4,011,987        0.3%
lands                                 103,970    Amev N.V. (Ordinary) (e)                      4,156,208      6,947,600        0.6
                                                                                          -------------- --------------      ------
                                                                                               7,175,068     10,959,587        0.9

           Chemicals                   17,900    Akzo N.V. (Ordinary)                          2,106,155      2,023,036        0.1
                                      130,965    European Vinyls Corporation Inter-
                                                 national N.V. (g)                             5,349,804      3,534,567        0.3
                                                                                          -------------- --------------      ------
                                                                                               7,455,959      5,557,603        0.4

           Electrical                 268,900    Philips Industries Inc. (e)                   8,975,422     10,578,638        0.9
           Equipment

           Finance                    183,750    AEGON N.V. (Ordinary)                         3,764,707      7,489,810        0.6

           Insurance                  105,500    Internationale Nederlanden Groep N.V.         4,342,817      6,906,497        0.6

           Transportation              60,500    KLM Royal Dutch Airlines                      1,656,767      2,077,446        0.2

                                                 Total Investments in the Netherlands         33,370,740     43,569,581        3.6


Norway     Oil & Gas                  340,000    Saga Petroleum A.S. (Class B)                 3,749,345      4,083,844        0.3
           Producers

           Oil & Related               84,350    Norsk Hydro A.S.                              3,532,985      3,436,776        0.3

                                                 Total Investments in Norway                   7,282,330      7,520,620        0.6


Poland     Automotive &                97,200    T.C. Debica S.A.                              1,310,106      1,589,143        0.1
           Equipment

           Engineering &              551,503    Mostostal-Export S.A.                         1,344,823      1,181,792        0.1
           Construction

                                                 Total Investments in Poland                   2,654,929      2,770,935        0.2

Portugal   Banking                    132,800    Banco Comercial Portugues S.A.
                                                 (ADR) (a)                                     1,892,060      1,709,800        0.1
                                      363,195    Banco Comercial Portugues S.A.
                                                 (Registered)                                  5,225,469      4,755,868        0.4
                                                                                          -------------- --------------      ------
                                                                                               7,117,529      6,465,668        0.5

           Forest Products            259,100    Sonae Investimentos--SGPS S.A.                5,727,239      5,469,490        0.5

                                                 Total Investments in Portugal                12,844,768     11,935,158        1.0


Spain      Banking                     24,500    Banco Popular Espanol (Ordinary)              2,677,926      4,118,149        0.3

           Oil & Related              243,750    Repsol S.A. (Ordinary)                        7,094,222      7,689,555        0.7

                                                 Total Investments in Spain                    9,772,148     11,807,704        1.0


Sweden     Appliances                 102,705    Electrolux AB                                 4,981,607      4,408,108        0.4

           Automobiles &              370,000    Volvo AB                                      6,780,616      7,672,252        0.6
           Equipment

           Building Related           134,950    Svedala Industry (g)                          3,249,266      3,734,494        0.3

           Engineering                174,350    SKF AB                                        3,255,938      3,522,249        0.3
                                       95,800    SKF AB 'B' Free                               1,859,982      1,971,885        0.2
                                                                                          -------------- --------------      ------
                                                                                               5,115,920      5,494,134        0.5

           Finance                    224,475    Stadshypotek AB (e)                           3,310,941      4,517,770        0.4

           Forest Products             72,800    Mo och Domsjo AB (Class B) (e)                3,647,878      3,640,722        0.3
                                    2,297,200    Rottneros Bruks AB                            3,542,973      2,766,993        0.2
                                      299,400    Stora Kopparbergs AB                          3,864,464      3,766,066        0.3
                                                                                          -------------- --------------      ------
                                                                                              11,055,315     10,173,781        0.8

           Metals & Mining            272,200    Avesta Sheffield AB (e)                       2,440,788      2,593,883        0.2

                                                 Total Investments in Sweden                  36,934,453     38,594,422        3.2


Switzer-   Chemicals                    8,400    Ciba-Geigy AG (Registered)                    4,520,209      7,492,085        0.6
land
           Electrical                   4,200    BBC Brown Boveri & Cie (e)                    3,744,722      4,825,532        0.4
           Equipment

           Pharmaceuticals                911    Roche Holding Genusschein AG                  4,854,117      6,884,834        0.6

                                                 Total Investments in Switzerland             13,119,048     19,202,451        1.6

Turkey     Beverages                1,790,927    Erciyas Biracilik Ve Malt Sanayii A.S.        1,153,663        945,855        0.1

           Building                 2,711,135    Alarko Holdings A.S.                          1,405,612      1,012,170        0.1
           Materials                  657,152    Cimentas Izmir Cimento Fabrikasi T.A.S.         465,286        317,147        0.0
                                                                                          -------------- --------------      ------
                                                                                               1,870,898      1,329,317        0.1


           Food & Household         2,041,536    Dardanel Onentas Gida A.S.                      133,262         87,372        0.0
           Products

           Insurance                7,372,500    Aksigorta A.S.                                1,407,389        671,326        0.1

           Retail Stores            2,578,236    Migros Turk A.S.                              2,111,166      2,629,416        0.2

           Steel                   28,599,190    Izmir Demir Celik Sanayii A.S.                1,034,318        572,921        0.0

                                                 Total Investments in Turkey                   7,710,696      6,236,207        0.5



United     Automobile Parts         1,551,900    T & N PLC                                     3,979,586      3,099,411        0.2
Kingdom
           Banking                    240,000    Lloyds Bank PLC                               3,037,529      3,188,129        0.3

           Beverages                  661,300    Grand Metropolitan PLC (Ordinary)             4,128,114      4,473,277        0.4

           Electronics                719,500    General Electric Co. PLC (Ordinary)           3,602,974      3,490,559        0.3

           Food & Beverage            328,000    Tate & Lyle PLC (Ordinary)                    2,080,911      2,294,008        0.2

           Industrial--Other        1,397,600    Tomkins PLC                                   4,847,309      5,646,662        0.5

           Insurance                  487,500    Prudential Corp. PLC                          2,379,631      3,211,831        0.3

           Multi--Industry            692,200    BTR PLC (Ordinary)                            3,797,020      3,538,205        0.3

           Oil & Related              975,600    British Petroleum Co., Ltd.                   7,140,240      7,689,250        0.6

           Pharmaceuticals            310,200    Glaxo Holdings PLC                            3,684,415      4,137,273        0.3

           Telecommunications       1,089,400    Racal Electronics PLC                         3,798,064      4,193,053        0.3
                                    1,408,400    Vodafone Group PLC                            5,179,838      5,043,672        0.4
                                                                                          -------------- --------------      ------
                                                                                               8,977,902      9,236,725        0.7

                                                 Total Investments in the United Kingdom      47,655,631     50,005,330        4.1


                                                 Total Investments in Europe                 309,030,024    322,380,885       26.6

SCHEDULE OF INVESTMENTS (continued)                                                                                  (in US dollars)
LATIN                                 Shares                                                                   Value     Percent of
AMERICA    Industries                  Held                   Investments                       Cost         (Note 1a)   Net Assets
Argentina  Banking                     78,000    Banco Frances del Rio de la Plata S.A.
                                                 (ADR) (a)                                $    2,009,301 $    2,037,750        0.1%

           Telecommunications          22,200    Telecom Argentina Stet-France Telecom
                                                 S.A. (GDS) (c) (g)                              925,226        971,250        0.1
                                       46,700    Telefonica de Argentina S.A. (Class B)
                                                 (ADR) (a)                                     1,137,452      1,144,150        0.1
                                                                                          -------------- --------------      ------
                                                                                               2,062,678      2,115,400        0.2

                                                 Total Investments in Argentina                4,071,979      4,153,150        0.3


Brazil     Oil & Related           32,650,000    Petroleo Brasileiro S.A. (Preferred)
                                                 (e)                                           2,988,395      2,771,532        0.2

           Telecommunications         172,900    Telecomunicacoes Brasileiras S.A.--
                                                 Telebras (ADR) (a) (e)                        7,293,165      8,299,200        0.7

                                                 Total Investments in Brazil                  10,281,560     11,070,732        0.9


Chile      Telecommunications          70,800    Compania de Telefonos de Chile S.A.
                                                 (ADR) (a)                                     5,051,501      5,106,450        0.4

           Utilities                   80,000    Enersis S.A. (ADR) (a)                        2,002,257      2,050,000        0.2

                                                 Total Investments in Chile                    7,053,758      7,156,450        0.6


Mexico     Multi-Industry           1,075,000    Grupo Carso, S.A. de C.V. 'A1' (e)            5,346,585      5,983,356        0.5

                                                 Total Investments in Mexico                   5,346,585      5,983,356        0.5


                                                 Total Investments in Latin America           26,753,882     28,363,688        2.3


MIDDLE
EAST

Israel     Banking                  1,162,000    Bank Hapoalim Ltd. (e)                        1,956,307      1,907,519        0.2

           Computer Software          149,700    Scitex Corporation Ltd.                       3,205,659      2,151,938        0.2

           Engineering &               30,775    Koor Industries Ltd.                          2,624,700      2,777,883        0.2
           Construction
                                                 Total Investments in Israel                   7,786,666      6,837,340        0.6


                                                 Total Investments in the Middle East          7,786,666      6,837,340        0.6


PACIFIC
BASIN


Australia  Food Processing          2,854,919    Coca-Cola Amatil, Ltd.                       15,511,554     23,083,790        1.9

           Media                      458,847    The News Corp., Ltd.                          2,356,360      2,403,031        0.2
                                      260,450    The News Corp., Ltd. (Preferred)              1,148,701      1,244,220        0.1
                                                                                          -------------- --------------      ------
                                                                                               3,505,061      3,647,251        0.3

           Merchandising              155,100    Amway Asia Pacific Ltd.                       4,808,000      5,350,950        0.5

           Natural Gas                191,964    Broken Hill Proprietary Co.                   2,423,961      2,608,748        0.2

           Property                 1,421,552    Lend Lease Corp.                             17,913,120     19,656,016        1.6

                                                 Total Investments in Australia               44,161,696     54,346,755        4.5


Hong Kong  Banking                  1,464,826    HSBC Holdings PLC                            17,860,383     21,590,578        1.8

           Diversified              2,758,325    Hutchison Whampoa Ltd.                       14,332,323     15,584,764        1.3

           Multi-Industry           1,823,000    Swire Pacific Ltd. (Class A)                 12,042,312     13,788,464        1.1

           Utilities                1,104,600    China Light & Power Co., Ltd.                 5,498,909      5,198,521        0.4

                                                 Total Investments in Hong Kong               49,733,927     56,162,327        4.6


Japan      Automobiles              1,879,000    Suzuki Motor Corp.                           21,118,332     20,898,327        1.7

           Beverages                  139,000    Chukyo Coca-Cola Bottling Co., Ltd.           1,835,949      1,340,748        0.1
                                      183,000    Hokkaido Coca-Cola Bottling Co., Ltd.         2,818,281      2,287,500        0.2
                                      165,000    Kinki Coca-Cola Bottling Co., Ltd.            2,625,747      2,078,740        0.2
                                      197,000    Mikuni Coca-Cola Bottling Co., Ltd.           3,160,732      2,481,890        0.2
                                      153,000    Sanyo Coca-Cola Bottling Co., Ltd.            2,332,375      2,032,972        0.2
                                                                                          -------------- --------------      ------
                                                                                              12,773,084     10,221,850        0.9

           Capital Goods            3,238,000    Mitsubishi Heavy Industries, Ltd.            21,781,807     25,846,634        2.1

           Chemicals                  733,000    Shin-Etsu Chemical Co., Ltd.                 15,311,687     15,150,591        1.2

           Containers                 906,000    Toyo Seikan Kaisha, Ltd.                     27,433,696     27,554,528        2.3

           Electric                   380,000    Chudenko Corp.                               13,592,350     13,127,953        1.1
           Construction               435,000    Sanki Engineering Co., Ltd.                   6,151,018      4,666,831        0.4
                                      408,000    Taihei Dengyo Kaisha, Ltd.                    9,664,950      6,826,772        0.6
                                                                                          -------------- --------------      ------
                                                                                              29,408,318     24,621,556        2.1

           Electrical                 935,000    Murata Manufacturing Co., Ltd.               35,017,547     33,590,059        2.8
           Equipment                  750,000    NEC Corporation                              10,527,235      9,596,457        0.8
                                      569,000    The Nippon Signal Co., Ltd.                   7,950,113      4,385,108        0.4
                                      440,000    Rohm Co., Ltd.                               17,590,827     26,893,701        2.2
                                                                                          -------------- --------------      ------
                                                                                              71,085,722     74,465,325        6.2

           Engineering &              830,000    Kinden Corp.                                 16,648,883     13,479,331        1.1
           Construction

           Iron & Steel               330,000    Maruichi Steel Tube, Ltd.                     5,881,382      6,073,819        0.5

           Office Equipment         1,586,000    Canon Inc.                                   27,383,187     27,942,323        2.3

           Pharmaceuticals            701,000    Sankyo Co., Ltd.                             15,327,748     15,662,106        1.3
                                      419,000    Taisho Pharmaceutical Co., Ltd.               8,298,783      7,918,110        0.7
                                                                                          -------------- --------------      ------
                                                                                              23,626,531     23,580,216        2.0

           Property &               1,971,000    Dai-Tokyo Fire & Marine Insurance
           Casualty                              Co., Ltd.                                    14,575,579     12,706,742        1.0
           Insurance                  851,000    Fuji Fire & Marine Insurance Co., Ltd.        5,819,056      4,271,752        0.4
                                    1,268,000    Koa Fire & Marine Insurance Co., Ltd.         8,833,667      7,063,858        0.6
                                      742,000    Mitsui Marine & Fire Insurance Co.,
                                                 Ltd.                                          6,045,628      5,002,657        0.4
                                    1,696,000    Nichido Fire & Marine Insurance Co.,
                                                 Ltd.                                         12,951,468     13,154,016        1.1
                                      733,000    Nippon Fire & Marine Insurance Co.,
                                                 Ltd.                                          5,400,442      4,191,663        0.3
                                    1,681,000    Sumitomo Marine & Fire Insurance
                                                 Co., Ltd.                                    14,196,547     13,021,132        1.1
                                    1,428,000    Tokio Marine & Fire Insurance Co.,
                                                 Ltd.                                         16,830,484     16,303,937        1.3
                                    1,257,000    Yasuda Fire & Marine Insurance Co.,
                                                 Ltd.                                          9,408,702      8,314,016        0.7
                                                                                          -------------- --------------      ------
                                                                                              94,061,573     84,029,773        6.9

           Retailing                  510,000    Ito-Yokado Co., Ltd.                         26,237,875     28,210,630        2.3
                                      138,000    Sangetsu Co., Ltd.                            4,742,639      2,988,189        0.2
                                                                                          -------------- --------------      ------
                                                                                              30,980,514     31,198,819        2.5

                                                 Total Investments in Japan                  397,494,716    385,063,092       31.8



SCHEDULE OF INVESTMENTS (continued)                                                                                (in US dollars)
PACIFIC
BASIN (con-                      Shares Held/                                                                  Value     Percent of
cluded)    Industries             Face Amount            Investments                          Cost           (Note 1a)   Net Assets
Malaysia   Banking                    262,000    Malayan Banking BHD                      $    2,065,304 $    2,076,168        0.2%
                                      483,000    Public Bank (Malaysia) BHD 'Foreign'          1,072,993        898,782        0.1
                                                                                          -------------- --------------      ------
                                                                                               3,138,297      2,974,950        0.3

           Leisure                    397,000    Resorts World BHD                             1,979,152      1,940,785        0.1

           Telecommunications         109,000    Telekom Malaysia BHD                            799,680        812,182        0.0

           Transportation             340,000    Malaysian International Shipping Co. BHD        964,246        831,066        0.1

                                                 Total Investments in Malaysia                 6,881,375      6,558,983        0.5



New        Finance                  8,758,000    Brierley Investments Ltd.                     6,775,033      6,625,882        0.6
Zealand
           Foods                      878,600    Wrightson Ltd. (e)                              687,736        670,437        0.1

           Foreign              NZ$ 8,200,000    New Zealand Government Bonds, 9%
           Government                            due 11/15/1996                                4,988,597      5,401,307        0.4
           Obligations

           Telecommunications         300,000    Telecom Corporation of New Zealand            1,251,246      1,254,181        0.1

           Textiles                   254,000    Lane Walker Rudkin Industries, Ltd. (e)         307,084        279,963        0.0

                                                 Total Investments in New Zealand             14,009,696     14,231,770        1.2

Philip-    Banking                    177,000    Metropolitan Bank and Trust Company           3,771,024      3,027,231        0.3
pines                                  20,262    Metropolitan Bank and Trust Company
                                                 (New Shares)                                    159,355        346,541        0.0

                                                 Total Investments in the Philippines          3,930,379      3,373,772        0.3


Singapore  Banking                    352,000    Development Bank of Singapore Ltd.            4,195,726      4,119,149        0.3

           Newspaper/Publishing       199,000    Singapore Press Holdings Ltd.                 2,691,513      3,147,305        0.3

           Real Estate                501,000    City Developments Ltd.                        3,299,613      3,446,596        0.3

           Transportation             359,000    Jurong Shipyard Ltd.                          2,800,730      2,456,986        0.2

                                                 Total Investments in Singapore               12,987,582     13,170,036        1.1


South      Telecommunications           5,500    Korea Mobile Telecommunications Corp.         4,337,203      4,694,913        0.4
Korea                                  62,500    Korea Mobile Telecommunications Corp.
                                                 (GDR) (d)                                     2,111,813      2,343,750        0.2
                                                                                          -------------- --------------      ------
                                                                                               6,449,016      7,038,663        0.6

           Utilities                  255,000    Korea Electric Power Corp.                    9,956,772     11,138,464        0.9

                                                 Total Investments in South Korea             16,405,788     18,177,127        1.5


Taiwan     Electronics                298,800    Advanced Semiconductor Engineering Inc.
                                                 (GDR) (d)                                     4,651,282      3,376,440        0.3

           Merchandising              125,305    Hocheng Group Corp. (ADR) (a) (g)             2,875,389      1,033,766        0.1

                                                 Total Investments in Taiwan                   7,526,671      4,410,206        0.4


Thailand   Banking                    258,900    Phatra Thanakit Public Co., Ltd.,
                                                 'Foreign'                                     2,120,475      2,100,023        0.2
                                       70,000    Thai Farmers Bank Co., Ltd. 'Foreign'           619,313        623,459        0.0

                                                 Total Investments in Thailand                 2,739,788      2,723,482        0.2


                                                 Total Investments in the Pacific Basin      555,871,618    558,217,550       46.1


SOUTHEAST
ASIA

India      Automobiles                246,000    Ashok Leyland Ltd. (GDR) (d) (g)              3,067,924      2,152,500        0.2

           Banking                     26,960    Housing Development Finance Corp.,
                                                 Ltd. (e)                                      2,099,128      1,847,316        0.1

           Chemicals                  142,000    Reliance Industries Ltd. (e)                  1,025,496        871,216        0.1
                                      139,300    Reliance Industries Ltd. (ADR) (a) (e)        2,581,221      1,950,200        0.2
                                                                                          -------------- --------------      ------
                                                                                               3,606,717      2,821,416        0.3

           Media                      516,600    Videocon International Ltd. (GDR)
                                                 (d) (e)                                       3,450,969        878,220        0.1

           Textiles                   146,000    JCT Ltd. (GDR) (d)                            2,597,436        730,000        0.0
                                       62,000    Raymond Woolen Mills Ltd. (GDR) (d)             978,125        806,000        0.1
                                                                                          -------------- --------------      ------
                                                                                               3,575,561      1,536,000        0.1

                                                 Total Investments in India                   15,800,299      9,235,452        0.8



Indonesia  Food &                   1,138,000    P.T. Wicaksana Overseas International         1,754,711      2,990,802        0.2
           Household
           Products

           Metals & Mining            272,400    P.T. Tambag Timah (GDR) (d) (e) (g)           3,467,652      3,168,012        0.3

           Telecommunications         128,580    P.T. Indonesian Satellite Corp.
                                                 (ADR) (a)                                     4,606,215      4,403,865        0.4
                                    2,980,000    P.T. Kabelmetal Indonesia (e)                 3,771,842      2,577,968        0.2
                                       42,000    P.T. Telekomunikasi Indonesia (e)               884,520        882,000        0.1
                                                                                          -------------- --------------      ------
                                                                                               9,262,577      7,863,833        0.7

           Tobacco                     24,000    P.T. Hanjaya Mandala Sampoerna (e)              231,657        240,736        0.0

                                                 Total Investments in Indonesia               14,716,597     14,263,383        1.2


                                                 Total Investments in Southeast Asia          30,516,896     23,498,835        2.0

SCHEDULE OF INVESTMENTS (concluded)                                                                                  (in US dollars)
SHORT-TERM                            Face                                                                     Value      Percent of
SECURITIES                           Amount                       Issue                         Cost         (Note 1a)    Net Assets
           Commercial         US$  32,078,000    General Electric Capital Corp., 5.90%
           Paper*                                due 12/01/1995                           $   32,078,000 $   32,078,000        2.7%
                                   20,000,000    Goldman Sachs Group L.P., 5.75%
                                                 due 1/03/1996                                19,894,583     19,894,583        1.6
                                    6,980,000    Motorola, Inc., 5.68% due 12/07/1995          6,973,392      6,973,392        0.6
                                   20,000,000    US West Communications, Inc., 5.73%
                                                 due 12/21/1995                               19,936,333     19,936,333        1.6

                                                 Total Investments in Commercial Paper        78,882,308     78,882,308        6.5



           Foreign            MXP  17,190,250    Mexican Cetes, 52.375% due 2/08/1996          2,060,444      2,074,213        0.2
           Government
           Obligations*

                                                 Total Investments in Foreign
                                                 Government Obligations                        2,060,444      2,074,213        0.2


           US Government                         United States Treasury Bills (f):
           Obligations*       US$  18,160,000      5.21% due 1/25/1996                        18,015,452     18,009,145        1.4
                                   72,000,000      5.225% due 1/25/1996                       71,425,250     71,401,896        5.9
                                    2,000,000      5.245% due 1/25/1996                        1,983,974      1,983,386        0.2
                                    1,000,000      5.30% due 1/25/1996                           991,903        991,693        0.1
                                      600,000      5.33% due 1/25/1996                           595,114        595,016        0.0
                                    2,000,000      5.34% due 1/25/1996                         1,983,683      1,983,386        0.2
                                    1,500,000      5.35% due 1/25/1996                         1,487,740      1,487,540        0.1
                                    8,000,000      5.40% due 1/25/1996                         7,934,000      7,933,544        0.7

                                                 Total Investments in US Government
                                                 Obligations                                 104,417,116    104,385,606        8.6


                                                 Total Investments in Short-Term
                                                 Securities                                  185,359,868    185,342,127       15.3


OPTIONS                  Number of Contracts/                                                   Premiums
PURCHASED                         Face Amount                                                     Paid


           Call Options                21,090    CACA0, expiring February 1996 at
           Purchased                             Frf 1,900                                       336,600        219,675        0.0
                                       74,000    Nikkei, expiring May 1996 at YEN 18,388         753,023        817,933        0.1
                                      160,440    Nikkei, expiring May 1996 at YEN 19,000       1,258,613      1,369,029        0.1
                                       32,400    OMX, expiring April 1996 at Skr 1,491           166,372        152,285        0.0
                                                                                          -------------- --------------      ------
                                                                                               2,514,608      2,558,922        0.2

           Currency Put            93,000,000    Japanese Yen, expiring January 1996
           Options Purchased                     at YEN 86.15                                  2,555,800     13,558,935        1.1
                                   51,000,000    Japanese Yen, expiring September 1996
                                                 at YEN 105                                    1,198,500      1,188,300        0.1
                                                                                          -------------- --------------      ------
                                                                                               3,754,300     14,747,235        1.2

                                                 Total Options Purchased                       6,268,908     17,306,157        1.4


                                                 Total Investments                         1,145,080,666  1,167,280,021       96.4


OPTIONS                                                                                         Premiums
WRITTEN                                                                                         Received


           Call Options                32,400    OMX, expiring April 1996 at Skr 1,491          (258,501)      (152,285)       0.0
           Written


                                                 Total Options Written                          (258,501)      (152,285)       0.0


           Total Investments, Net of Options Written                                      $1,144,822,165  1,167,127,736       96.4
                                                                                          --------------
           Variation Margin on Financial Futures Contracts**                                                   (368,322)       0.0

           Unrealized Appreciation on Forward Foreign Exchange Contracts***                                     472,010        0.0

           Other Assets Less Liabilities                                                                     43,829,781        3.6
                                                                                                         --------------      ------
           Net Assets                                                                                    $1,211,061,205      100.0%
                                                                                                         ==============      ======


        (a)American Depositary Receipts (ADR).
        (b)Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and the number of shares are subject to adjustment under certain conditions until the expiration date.
        (c)Global Depositary Shares (GDS).
        (d)Global Depositary Receipts (GDR).
        (e)Non-income producing security.
        (f)Securities held as collateral in connection with open futures contracts.
        (g)Restricted securities as to resale. The value of the Fund's investments in restricted securities was approximately $28,998,000, representing
           2.4% of net assets.

                                              Acquisition                        Value
           Issue                                Date(s)            Cost        (Note 1a)
           Ashok Leyland Ltd. (GDR)            3/09/1995-
                                              10/23/1995      $ 3,067,924     $ 2,152,000
           European Vinyls Corporation        11/18/1994-
             International N.V.               11/16/1995        5,349,804       3,534,567
           Hocheng Group Corp. (ADR)          10/20/1994-
                                              11/04/1994        2,875,389       1,033,766
           Nedcor Ltd. (GDR)                   5/23/1995        5,570,789       8,108,980
           Nedcor Ltd. (Warrants)              5/23/1995          314,761         613,405
           Pick Szeged Reszvenytarsasag        5/31/1994-
             (ADR)                             2/14/1995          627,990         430,000
           P.T. Tambag Timah (GDR)            10/06/1995        3,467,652       3,168,012
           Repola OY S                         8/02/1993        4,412,103       5,251,704
           Svedala Industry                    8/02/1993        3,249,266       3,734,494
           Telecom Argentina Stet-
           France Telecom S.A. (GDS)          11/27/1995          925,226         971,250

           Total                                              $29,860,904     $28,998,178
                                                              ===========     ===========


          *Commercial Paper, certain Foreign Government and US Government
           Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

         **Financial futures contracts purchased as of November 30, 1995 were as follows:

           Number of                                Expiration         Value
           Contracts      Issue        Exchange        Date       (Notes 1a & 1c)
             169        Hang Seng        HKFE       Dec. 1995     $ 10,805,040
             142        Nikkei 225       SIMEX      Dec. 1995       13,123,819
             534        Tokyo-Topix       TFE       March 1996      78,155,315

           Total Financial Futures Contracts Purchased
           (Total Contract Price--$100,759,237)                   $102,084,174
                                                                  ============


           Financial futures contracts sold as of November 30, 1995 were as follows:

           Number of                                Expiration         Value
           Contracts      Issue        Exchange        Date       (Notes 1a & 1c)
             89         FTSE 100         LIFFE      March 1996     $12,571,777

           Total Financial Futures Contracts Sold
           (Total Contract Price--$12,599,018)                     $12,571,777
                                                                   ===========


        ***Forward foreign exchange contracts as of November 30, 1995 were as follows:

                                                                  Unrealized
                                                                 Appreciation
           Foreign Currency              Expiration             (Depreciation)
           Purchased                        Date                   (Note 1c)
           A$     26,242,931           December 1995              $ (359,791)
           YEN 2,549,652,000              April 1996                  92,387

           Total (US$ Commitment--$45,353,780)                    $ (267,404)
                                                                  ==========
           Foreign
           Currency Sold
           A$     26,242,931           December 1995              $  539,555
           DM     17,208,960           December 1995                 103,759
           Frf    49,565,100              April 1996                  81,173
           Nlg     9,337,780              April 1996                 188,323
           YEN 3,945,204,125              April 1996                (173,396)

           Total (US$ Commitment--$87,491,257)                    $  739,414
                                                                  ==========

           Total Unrealized Appreciation--Net on
           Forward Foreign Exchange Contracts                     $  472,010
                                                                  ==========




           See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
              As of November 30, 1995
Assets:       Investments, at value (identified cost--$1,138,811,758) (Note 1a)                                   $1,149,973,864
              Unrealized appreciation on forward foreign exchange contracts (Note 1c)                                    472,010
              Options purchased, at value (cost--$6,268,908) (Notes 1a & 1c)                                          17,306,157
              Foreign cash (Note 1b)                                                                                  41,437,865
              Cash                                                                                                       445,566
              Receivables:
                Securities sold                                                                      $27,320,294
                Capital shares sold                                                                    2,043,080
                Dividends                                                                              1,951,589
                Options written                                                                          884,431
                Forward foreign exchange contracts (Note 1c)                                             298,938
                Interest                                                                                  21,157      32,519,489
                                                                                                     -----------
              Deferred organization expenses (Note 1f)                                                                    31,466
              Prepaid registration fees and other assets (Note 1f)                                                       132,490
                                                                                                                  --------------
              Total assets                                                                                         1,242,318,907
                                                                                                                  --------------


Liabilities:  Variation margin on stock index futures contracts (Note 1c)                                                368,322
              Call options written, at value (premiums received--$258,501) (Notes 1a & 1c)                               152,285
              Payables:
                Securities purchased                                                                  23,596,532
                Capital shares redeemed                                                                3,525,916
                Options purchased                                                                        998,650
                Distributor (Note 2)                                                                     805,971
                Investment adviser (Note 2)                                                              741,840      29,668,909
                                                                                                     -----------
              Accrued expenses                                                                                         1,068,186
                                                                                                                  --------------
              Total liabilities                                                                                       31,257,702
                                                                                                                  --------------


Net Assets:   Net assets                                                                                          $1,211,061,205
                                                                                                                  ==============


Net Assets    Class A Shares of beneficial interest, $0.10 par value, unlimited number of
Consist of:   shares authorized                                                                                   $      847,758
              Class B Shares of beneficial interest, $0.10 par value, unlimited number of
              shares authorized                                                                                        8,488,376
              Class C Shares of beneficial interest, $0.10 par value, unlimited number of
              shares authorized                                                                                          324,769
              Class D Shares of beneficial interest, $0.10 par value, unlimited number of
              shares authorized                                                                                        1,660,389
              Paid-in capital in excess of par                                                                     1,227,999,125
              Undistributed investment income--net                                                                     1,415,928
              Accumulated realized capital losses on investments and foreign currency
              transactions--net                                                                                      (54,046,793)
              Unrealized appreciation on investments and foreign currency transactions--net                           24,371,653
                                                                                                                  --------------
              Net assets                                                                                          $1,211,061,205
                                                                                                                  ==============

Net Asset     Class A--Based on net assets of $91,468,908 and 8,477,579 shares of
Value:                 beneficial interest outstanding                                                            $        10.79
                                                                                                                  ==============
              Class B--Based on net assets of $906,015,625 and 84,883,763 shares of
                       beneficial interest outstanding                                                            $        10.67
                                                                                                                  ==============
              Class C--Based on net assets of $34,354,415 and 3,247,685 shares of
                       beneficial interest outstanding                                                            $        10.58
                                                                                                                  ==============
              Class D--Based on net assets of $179,222,257 and 16,603,889 shares of
                       beneficial interest outstanding                                                            $        10.79
                                                                                                                  ==============

              See Notes to Financial Statements.



STATEMENT OF OPERATIONS
              For the Six Months Ended November 30, 1995
Investment    Dividends (net of $878,797 foreign withholding tax)                                                 $    7,665,431
Income        Interest and discount earned                                                                             5,997,862
(Notes 1d                                                                                                         --------------
& 1e):        Total income                                                                                            13,663,293
                                                                                                                  --------------


Expenses:     Account maintenance and distribution fees--Class B (Note 2)                                              4,755,941
              Investment advisory fees (Note 2)                                                                        4,706,823
              Transfer agent fees--Class B (Note 2)                                                                      989,684
              Custodian fees                                                                                             733,221
              Account maintenance fees--Class D (Note 2)                                                                 232,982
              Printing and shareholder reports                                                                           173,176
              Transfer agent fees--Class D (Note 2)                                                                      163,961
              Account maintenance and distribution fees--Class C (Note 2)                                                154,779
              Registration fees (Note 1f)                                                                                 92,964
              Transfer agent fees--Class A (Note 2)                                                                       74,925
              Accounting services (Note 2)                                                                                42,580
              Professional fees                                                                                           41,373
              Transfer agent fees--Class C (Note 2)                                                                       33,034
              Trustees' fees and expenses                                                                                 20,896
              Amortization of organization expenses (Note 1f)                                                             13,665
              Pricing fees                                                                                                 4,345
              Other                                                                                                       13,016
                                                                                                                  --------------
              Total expenses                                                                                          12,247,365
                                                                                                                  --------------
              Investment income--net                                                                                   1,415,928
                                                                                                                  --------------

Realized &    Realized gain from:
Unrealized      Investments--net                                                                     $27,321,157
Gain (Loss)     Foreign currency transactions--net                                                     3,625,451      30,946,608
on Invest                                                                                            -----------
ments &       Change in unrealized appreciation/depreciation on:
Foreign         Investments--net                                                                      (8,227,181)
Currency        Foreign currency transactions--net                                                    36,490,454      28,263,273
Transactions                                                                                         -----------  --------------
--Net (Notes  Net realized and unrealized gain on investments and foreign currency transactions                       59,209,881
1b, 1c,                                                                                                           --------------
1e & 3):      Net Increase in Net Assets Resulting from Operations                                                $   60,625,809
                                                                                                                  ==============


              See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                      For the
                                                                                                     Six Months      For the
                                                                                                       Ended        Year Ended
              Increase (Decrease) in Net Assets:                                                   Nov. 30, 1995   May 31, 1995
Operations:   Investment income--net                                                              $    1,415,928   $   5,814,078
              Realized gain (loss) on investments and foreign currency transactions--net              30,946,608     (57,502,198)
              Change in unrealized appreciation/depreciation on investments and foreign currency
                transactions--net                                                                     28,263,273     (30,827,626)
                                                                                                  --------------  --------------
              Net increase (decrease) in net assets resulting from operations                         60,625,809     (82,515,746)
                                                                                                  --------------  --------------

Dividends &   Investment income--net:
Distributions   Class A                                                                                       --        (599,105)
to Share-       Class B                                                                                       --      (3,723,247)
holders         Class C                                                                                       --        (112,393)
(Note 1g):      Class D                                                                                       --      (2,136,488)
              Realized gain on investments--net:
                Class A                                                                                       --      (2,168,344)
                Class B                                                                                       --     (50,410,142)
                Class C                                                                                       --        (457,066)
                Class D                                                                                       --      (9,932,493)
                                                                                                  --------------  --------------
              Net decrease in net assets resulting from dividends and distributions
              to shareholders                                                                                 --     (69,539,278)
                                                                                                  --------------  --------------


Beneficial    Net increase (decrease) in net assets derived from beneficial
Interest      interest transactions                                                                 (100,387,725)    350,576,453
Transactions                                                                                      --------------  --------------
(Note 4):


Net Assets:   Total increase (decrease) in net assets                                                (39,761,916)    198,521,429
              Beginning of period                                                                  1,250,823,121   1,052,301,692
                                                                                                  --------------  --------------
              End of period*                                                                      $1,211,061,205  $1,250,823,121
                                                                                                  ==============  ==============

             *Undistributed investment income--net                                                $    1,415,928  $           --
                                                                                                  ==============  ==============


              See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS
                                                                                Class A                     Class B
                                                                         For the      For the    For the               For the
              The following per share data and ratios have                 Six        Period       Six      For the    Period
              been derived from information provided in the               Months      Oct. 21,    Months      Year     July 30,
              financial statements.                                       Ended      1994++ to    Ended      Ended    1994++ to
                                                                          Nov. 30,     May 31,   Nov. 30,    May 31,    May 31,
              Increase (Decrease) in Net Asset Value:                      1995++++    1995       1995++++    1995       1994++++
Per Share     Net asset value, beginning of period                      $  10.25    $  11.73    $  10.19    $  11.44    $  10.00
Operating                                                               --------    --------    --------    --------    --------
Performance:  Investment income (loss)--net                                  .06         .26          --         .02        (.02)
              Realized and unrealized gain (loss) on investments
              and foreign currency transactions--net                         .48       (1.05)        .48        (.69)       1.46
                                                                        --------    --------    --------    --------    --------
              Total from investment operations                               .54        (.79)        .48        (.67)       1.44
                                                                        --------    --------    --------    --------    --------
              Less dividends and distributions:
                Investment income--net                                        --        (.15)         --        (.04)         --
                Realized gain on investments--net                             --        (.54)         --        (.54)         --
                                                                        --------    --------    --------    --------    --------
              Total dividends and distributions                               --        (.69)         --        (.58)         --
                                                                        --------    --------    --------    --------    --------
              Net asset value, end of period                            $  10.79    $  10.25    $  10.67    $  10.19    $  11.44
                                                                        ========    ========    ========    ========    ========

Total         Based on net asset value per share                           5.27%+++   (6.78%)+++   4.71%+++   (5.91%)     14.40%+++
Investment                                                              ========    ========    ========    ========    ========
Return:**


Ratio to      Expenses, excluding account maintenance and
Average       distribution fees                                            1.10%*      1.23%*      1.14%*      1.13%       1.07%*
Net Assets:                                                             ========    ========    ========    ========    ========
              Expenses                                                     1.10%*      1.23%*      2.14%*      2.13%       2.07%*
                                                                        ========    ========    ========    ========    ========
              Investment income--net                                       1.06%*      4.64%*       .04%*       .23%       (.19%)*
                                                                        ========    ========    ========    ========    ========


Supplemental  Net assets, end of period (in thousands)                  $ 91,469    $ 74,478    $906,016    $961,941    $844,295
Data:                                                                   ========    ========    ========    ========    ========
              Portfolio turnover                                          36.24%      63.95%      36.24%      63.95%      50.63%
                                                                        ========    ========    ========    ========    ========


                                                                                Class C                     Class D
                                                                         For the      For the    For the               For the
              The following per share data and ratios have                 Six        Period       Six      For the    Period
              been derived from information provided in the               Months      Oct. 21,    Months      Year     July 30,
              financial statements.                                       Ended      1994++ to    Ended      Ended    1994++ to
                                                                          Nov. 30,     May 31,   Nov. 30,    May 31,    May 31,
              Increase (Decrease) in Net Asset Value:                      1995++++    1995       1995++++    1995       1994++++


Per Share     Net asset value, beginning of period                      $  10.10    $  11.62    $  10.27    $  11.51    $  10.00
Operating                                                               --------    --------    --------    --------    --------
Performance:  Investment income--net                                          --         .24         .04         .10         .04
              Realized and unrealized gain (loss) on investments
              and foreign currency transactions--net                         .48       (1.09)        .48        (.68)       1.47
                                                                        --------    --------    --------    --------    --------
              Total from investment operations                               .48        (.85)        .52        (.58)       1.51
                                                                        --------    --------    --------    --------    --------
              Less dividends and distributions:
                Investment income--net                                        --        (.13)         --        (.12)         --
                Realized gain on investments--net                             --        (.54)         --        (.54)         --
                                                                        --------    --------    --------    --------    --------
              Total dividends and distributions                               --        (.67)         --        (.66)         --
                                                                        --------    --------    --------    --------    --------
              Net asset value, end of period                            $  10.58    $  10.10    $  10.79    $  10.27    $  11.51
                                                                        ========    ========    ========    ========    ========

Total         Based on net asset value per share                           4.75%+++   (7.36%)+++   5.06%+++   (5.11%)     15.10%+++
Investment                                                              ========    ========    ========    ========    ========
Return:**


Ratios to     Expenses, excluding account maintenance and
Average       distribution fees                                            1.14%*      1.30%*      1.11%*      1.09%       1.06%*
Net Assets:                                                             ========    ========    ========    ========    ========
              Expenses                                                     2.14%*      2.30%*      1.36%*      1.34%       1.31%*
                                                                        ========    ========    ========    ========    ========
              Investment income--net                                         --%*      4.26%*       .82%*       .85%        .55%*
                                                                        ========    ========    ========    ========    ========


Supplemental  Net assets, end of period (in thousands)                  $ 34,354    $ 25,822    $179,222    $188,583    $208,007
Data:                                                                   ========    ========    ========    ========    ========
              Portfolio turnover                                          36.24%      63.95%      36.24%      63.95%      50.63%
                                                                        ========    ========    ========    ========    ========

             *Annualized.
            **Total investment returns exclude the effect of sales loads. +++Aggregate total investment return.
            ++Commencement of Operations.
          ++++Based on average shares outstanding during the period.

              See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch International Equity Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relat-ing to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market.
Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other invest-ments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign cur-rency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from invest-ments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedg-ing its portfolio against adverse movements in the equity, debt, and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on opera-tions is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the require-ments of the Internal Revenue Code applicable to regulated invest-ment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provi-sion is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security trans-actions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates except that if the ex-dividend date has passed, certain divi-dends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amorti-zation of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distrib-utor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75%, on an annual basis, of the average daily value of the Fund's net assets. MLAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursu-ant to which MLAM pays MLAM U.K. a fee in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount that MLAM actually receives. For the six months ended November 30, 1995, MLAM paid MLAM U.K. a fee of $621,633 pursuant to such Agreement. Certain of the states in which the shares of the Fund are qualified for sale impose limita-tions on the expenses of the Fund. The most restrictive annual expense limitation requires that MLAM reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. MLAM's obligation to reimburse the Fund is limited to the amount of the management fee. No fee payment will be made to MLAM during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation at the time of such payment.


NOTES TO FINANCIAL STATEMENTS (concluded)


Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                              Account Maintenance Fee     Distribution Fee

Class B                                  0.25%                  0.75%
Class C                                  0.25%                  0.75%
Class D                                  0.25%                   --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing share-holder and distribution-related services to Class B and Class C shareholders.

For the six months ended November 30, 1995, MLFD earned under-writing discounts and commissions and MLPF&S earned dealer con-cessions on sales of the Fund's Class A and Class D Shares as follows:

                                               MLFD           MLPF&S

Class A                                      $ 1,103         $ 13,751
Class D                                      $10,709         $169,262


For the six months ended November 30, 1995, MLPF&S received contingent deferred sales charges of $1,462,023 and $9,040 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $11,579 in commissions on the execution of portfolio security transactions for the Fund for the six months ended November 30, 1995.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 1995 were $386,836,300 and $538,292,813, respectively.

Net realized and unrealized gains (losses) as of November 30, 1995 were as follows:


                                      Realized            Unrealized
                                       Gains                Gains
                                      (Losses)             (Losses)

Investments:
  Long-term                          $13,317,697          $11,179,847
  Short-term                             521,304              (17,741)
  Stock index futures contracts       16,484,455            1,352,178
  Options written                     (2,021,145)             106,216
  Options purchased                     (981,154)              44,314
                                     -----------          -----------
Total Investments                     27,321,157           12,664,814
Currency transactions:
  Options written                      4,935,919                   --
  Options purchased                   (1,056,052)          10,992,935
Forward foreign exchange contracts     6,475,932              472,010
Foreign currency transactions         (6,730,348)             241,894
                                     -----------          -----------
Total currency transactions            3,625,451           11,706,839
                                     -----------          -----------
Total                                $30,946,608          $24,371,653
                                     ===========          ===========

Transactions in call options written for the six months ended
November 30, 1995 were as follows:


                                     Par Value
                                     Covered by              Premiums
                                   Written Options           Received

Outstanding call options written
at beginning of period              $208,000,000           $3,776,319
Options written                       51,074,200            2,434,251
Options closed                      (118,041,800)          (3,683,119)
Options expired                     (141,000,000)          (2,268,950)
                                    ------------           ----------
Outstanding call options written
at end of period                    $     32,400           $  258,501
                                    ============           ==========


Transactions in put options written for the six months ended
November 30, 1995 were as follows:


                                     Par Value
                                     Covered by              Premiums
                                   Written Options           Received

Outstanding put options written
at beginning of period              $ 10,344,060           $  824,584
Options closed                          (344,060)            (714,584)
Options expired                      (10,000,000)            (110,000)
                                    ------------           ----------
Outstanding put options written
at end of period                              --                   --
                                    ============           ==========


As of November 30, 1995, net unrealized appreciation for Federal income tax purposes aggregated $11,312,636, of which $80,539,328 related to appreciated securities and $69,226,692 related to depreci-ated securities. At November 30, 1995, the aggregate cost of invest-ments for Federal income tax purposes was $1,141,067,865.

4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was $(100,387,725) and $350,576,453 for the six months ended November 30, 1995 and the year ended May 31, 1995, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Six Months                           Dollar
Ended November 30, 1995                  Shares             Amount

Shares sold                            5,067,750        $  54,241,462
Shares redeemed                       (3,857,480)         (41,731,873)
                                     -----------        -------------
Net increase                           1,210,270        $  12,509,589
                                     ===========        =============


Class A Shares for the Period                                Dollar
October 21, 1994++ to May 31, 1995       Shares              Amount

Shares sold                            8,250,116        $  90,125,806
Shares issued to shareholders in
reinvestment of dividends and
distributions                            214,636            2,215,037
                                     -----------        -------------
Total issued                           8,464,752           92,340,843
Shares redeemed                       (1,197,443)         (12,452,266)
                                     -----------        -------------
Net increase                           7,267,309        $  79,888,577
                                     ===========        =============

[FN]
++Commencement of Operations.



Class B Shares for the Six Months                            Dollar
Ended November 30, 1995                  Shares              Amount

Shares sold                           11,062,228        $ 117,837,892
Shares redeemed                      (20,340,457)        (216,757,417)
Automatic conversion of shares          (227,207)          (2,401,661)
                                     -----------        -------------
Net decrease                          (9,505,436)       $(101,321,186)
                                     ===========        =============

Class B Shares for the Year                                  Dollar
Ended May 31, 1995                       Shares              Amount

Shares sold                           39,671,147        $ 441,827,803
Shares issued to shareholders in
reinvestment of dividends and
distributions                          4,695,329           48,408,841
                                     -----------        -------------
Total issued                          44,366,476          490,236,644
Shares redeemed                      (23,278,562)        (245,072,223)
Automatic conversion of shares          (497,771)          (5,021,412)
                                     -----------        -------------
Net increase                          20,590,143        $ 240,143,009
                                     ===========        =============



Class C Shares for the Six Months                            Dollar
Ended November 30, 1995                  Shares              Amount

Shares sold                            1,761,053        $  18,573,153
Shares redeemed                       (1,069,946)         (11,364,061)
                                     -----------        -------------
Net increase                             691,107        $   7,209,092
                                     ===========        =============


Class C Shares for the Period                                Dollar
October 21, 1994++ to May 31, 1995       Shares              Amount

Shares sold                            2,764,893        $  28,810,393
Shares issued to shareholders in
reinvestment of dividends and
distributions                             49,952              510,509
                                     -----------        -------------
Total issued                           2,814,845           29,320,902
Shares redeemed                         (258,267)          (2,631,066)
                                     -----------        -------------
Net increase                           2,556,578        $  26,689,836
                                     ===========        =============

[FN]
++Commencement of Operations.



Class D Shares for the Six Months                            Dollar
Ended November 30, 1995                  Shares              Amount

Shares sold                            1,919,582        $  20,598,046
Automatic conversion of shares           225,205            2,401,661
Shares redeemed                       (3,910,811)         (41,784,927)
                                     -----------        -------------
Net decrease                          (1,766,024)       $ (18,785,220)
                                     ===========        =============

Class D Shares for the Year                                  Dollar
Ended May 31, 1995                       Shares              Amount

Shares sold                            8,565,081        $  95,498,843
Automatic conversion of shares           494,928            5,021,412
Shares issued to shareholders in
reinvestment of dividends and
distributions                            979,800           10,140,928
                                     -----------        -------------
Total issued                          10,039,809          110,661,183
Shares redeemed                       (9,738,345)        (106,806,152)
                                     -----------        -------------
Net increase                             301,464        $   3,855,031
                                     ===========        =============



As a result of the Merrill Lynch Select Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares. There were 20,292,011 shares redesignated to $219,466,427.

5. Commitments:
At November 30, 1995, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase and sell foreign currency with an approximate value of $7,169,000 and $9,314,000, respectively.






PORTFOLIO INFORMATION


Worldwide
Investments as of
November 30, 1995

                                      Percent of
Ten Largest Equity Holdings           Net Assets

Murata Manufacturing Co., Ltd.           2.8%
Ito-Yokado Co., Ltd.                     2.3
Canon Inc.                               2.3
Toyo Seikan Kaisha, Ltd.                 2.3
Rohm Co., Ltd.                           2.2
Mitsubishi Heavy Industries, Ltd.        2.1
Coca-Cola Amatil, Ltd.                   1.9
HSBC Holdings PLC                        1.8
Suzuki Motor Corp.                       1.7
Lend Lease Corp.                         1.6



                                      Percent of
Ten Largest Countries                 Net Assets

Japan                                   31.8%
Hong Kong                                4.6
Australia                                4.5
United Kingdom                           4.1
Netherlands                              3.6
France                                   3.2
Sweden                                   3.2
Finland                                  2.3
Italy                                    2.1
South Africa                             1.9




Ten Largest Industries             Percent of
(Equity Investments)               Net Assets

Electrical Equipment                     7.5%
Banking                                  7.4
Property & Casualty Insurance            6.9
Telecommunications                       3.5
Chemicals                                2.9
Pharmaceuticals                          2.9
Multi-Industry                           2.8
Automobiles                              2.8
Retailing                                2.5
Diversified                              2.4

                                   Percent of
Asset Mix*                         Net Assets

Japan                                   31.8%
Europe (Ex-United Kingdom
  and Ireland)                          21.2
Cash                                    15.3
Pacific Basin (Ex-Japan)                14.3
Other Emerging Markets                   7.0
United Kingdom and Ireland               5.4

[FN]
*Percent of net assets may not equal 100%, and excludes the impact of futures and options.



Financial Futures
Contracts

                                            Percent of
Country           Issue         Exchange    Net Assets

Hong Kong        Hang Seng        HKFE         0.9%
Japan            Nikkei 225       SIMEX        1.1
Japan           Tokyo-Topix        TFE         6.5
United Kingdom   FTSE 100         LIFFE       (1.0)
                                              -----
                                               7.5%
                                              =====



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
Edward H. Meyer, Trustee
Charles C. Reilly, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior
  Vice President
Andrew John Bascand, Vice President
Donald C. Burke, Vice President
Adrian Holmes, Vice President
Grace Pineda, Vice President
Stephen I. Silverman, Vice President
Gerald M. Richard, Treasurer
Michael J. Hennewinkel, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863




Merrill Lynch
International
Equity Fund
Management
Team

Andrew John Bascand--Senior Portfolio Manager/Asset Allocator.
As the Fund's Asset Allocator, Mr. Bascand is primarily responsible for determining the allocation of the Fund's assets among equity markets in Europe, the emerging markets and the Pacific Basin.

Adrian Holmes--Co-Portfolio Manager--European Investments.
Mr. Holmes is primarily responsible for the Fund's European investments.

Grace Pineda--Co-Portfolio Manager--Emerging Markets
Investments. Ms. Pineda is primarily responsible for investments in emerging markets in Europe, Latin America and the smaller markets in the Pacific Basin.

Stephen I. Silverman--Co-Portfolio Manager--Pacific Basin
Investments. Mr. Silverman is primarily responsible for the Fund's investments in the larger Pacific Basin markets.